[BANK OF AMERICA LOGO]

                           NOTE MODIFICATION AGREEMENT

      This Note Modification Agreement dated and effective as of October 1, 2002 (this "Amendment"), is entered into by and between Cost-U-Less, Inc. (whether one or several, "Borrower"), and BANK OF AMERICA, N.A. ("Lender").

                                    RECITALS

      A. On or about September 15, 2000 Borrower executed a Promissory Note (including previous amendments, if any, the "Note") in favor of Lender in the original principal amount of $8,000,000. Lender remains the owner and holder of the Note.

      B. Borrower and Lender wish to amend the Note as set forth in this Amendment.

                                  AGREEMENT

      Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Note as follows:

      1. AMENDMENT TO NOTE. The Note is amended as follows:

            1.1 The maturity date is changed to: April 1, 2003.

            1.2 The interest rate is changed to the Prime Rate plus (a) 0% from the date hereof through and including January 1, 2003, (b) 1% from January 2, 2003 through and including February 2, 2003, (c) 2% from February 3, 2003 through and including March 2, 2003, and (d) 3% from March 3, 2003 and thereafter. No Fixed Rate Loans shall be available under the Note, except that any Fixed Rate Loans existing on the date hereof shall continue until the end of the their respective Interest Periods and thereafter bear interest with reference to the Prime Rate.

            1.3 The default rate of interest applicable to the Note shall be three percent above the rate that would otherwise be applicable.

            1.4 The amount of the Note is reduced from Eight Million and no/100 Dollars ($8,000,000) to Six Million Seven Hundred Fifty Thousand and no/100 Dollars ($6,750,000).

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Lender and Borrower, this Amendment shall be attached to and become a part of the Note.

      2. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that except as has been previously disclosed in writing by Borrower to Lender: i) all of the representations and warranties set forth in the Note are true and correct on and as of the date of this Amendment and are applicable to this Amendment; ii) no default has occurred under the Note; iii) no event, which, with the giving of notice or lapse of time or both, would cause a default under the Note has occurred and is continuing; and iv) since the date of the Note there has been no material adverse change in the financial condition or business operations of the Borrower. Further, Borrower hereby represents and warrants to Lender that the individuals signing this Amendment on behalf of Borrower are duly authorized by Borrower to enter into this Amendment.


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      3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date written above when:

            3.1 This Amendment has been executed by Borrower and Lender;

            3.2 All actions required to be taken by Borrower in connection with the transactions contemplated by this Amendment have been taken in form and substance satisfactory to Lender;

            3.3 Lender has received counterpart originals of this Amendment executed by all parties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as Lender may reasonably request.

            3.4 Borrower shall be in compliance with all other terms and conditions of the Note other than as specifically provided herein.

      4. REAFFIRMATION. Except as modified hereby, all of the terms, covenants, and conditions of the Note are ratified, reaffirmed, and confirmed and shall continue in full force and effect. Should any term or provision of the Note conflict with the terms or provisions contained in this Amendment the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

      5. BINDING EFFECT. This Amendment shall be binding upon Borrower, Lender, and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns; provided, however, that Borrower may not assign this Amendment, the Note, or its rights arising out of any agreements or instruments relating thereto without Lender's prior written consent, and any prohibited assignment shall be null and void.

      6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      7. AMENDMENT AND WAIVER. No amendment or waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

      8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the state provided for in the Note without reference to conflict of law principles.

      9. SEVERABILITY. Any provision of this Amendment that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

      10. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

      11. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BANK OF AMERICA, N.A.


                                    By: /s/ Thomas E. Brown
                                        -------------------
                                    Print Name: Thomas E. Brown
                                    Title: Senior Vice President


                                    COST-U-LESS, INC.


                                    By: /s/ J. Jeffrey Meder
                                        --------------------
                                    Print Name: J. Jeffrey Meder
                                    Title: President & CEO


MARS-5CYKQV


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